SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        11/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J4 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On November 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated        11/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D       11/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:     November 25, 2002

DISTRIBUTION SUMMARY

        Original	 Beginning              Principal
 Class	Balance		 Balance               Distribution

A-1	75,000,000.00	62,466,037.22	8,976,339.45
A-2	39,360,000.00	32,782,176.33	4,710,782.94
A-3	29,340,000.00	24,436,713.76	3,511,543.99
A-4	29,340,000.00	24,436,713.76	0.00
A-5	52,000,000.00	43,309,785.81	6,223,595.35
A-6	14,690,000.00	14,690,000.00	81,921.67
A-7	14,117,000.00	14,117,000.00	0.00
A-8	15,124,000.00	15,124,000.00	0.00
A-9	27,500,000.00	27,500,000.00	0.00
PO	331,041.85	331,041.85	10,182.39
IO	265,607,384.66	232,868,689.18	0.00
M-1	3,716,700.00	3,700,923.45	3,303.41
M-2	1,652,000.00	1,644,987.63	1,468.30
M-3	963,600.00	959,509.74	856.45
B-1	550,700.00	548,362.40	489.46
B-2	413,000.00	411,246.91	367.08
B-3	550,956.00	548,617.54	489.69
R-1	50.00		0.00		0.00
R-2	50.00		0.00		0.00


Totals	275,309,097.85	242,570,402.64	23,521,340.18








     Pass-Through Rate    Interest Distribution
A-1	6.5		338,357.70
A-2	6		163,910.88
A-3	2.38		50,081.69
A-4	6.12		128,781.48
A-5	5.75		207,526.06
A-6	6.5		79,570.83
A-7	6.5		76,467.08
A-8	6.5		0.00
A-9	6.5		148,958.33
PO	0		0.00
IO	0.241012	46,770.16
M-1	6.5		20,046.67
M-2	6.5		8,910.35
M-3	6.5		5,197.34
B-1	6.5		2,970.30
B-2	6.5		2,227.59
B-3	6.5		2,971.68
R-1	6.5		0.01
R-2	6.5		0.00


Totals		1,282,748.15



            Ending Balance
A-1	53,489,697.77
A-2	28,071,393.39
A-3	20,925,169.77
A-4	20,925,169.77
A-5	37,086,190.46
A-6	14,608,078.33
A-7	14,117,000.00
A-8	15,205,921.67
A-9	27,500,000.00
PO	320,859.46
IO	209,853,323.29
M-1	3,697,620.04
M-2	1,643,519.33
M-3	958,653.29
B-1	547,872.94
B-2	410,879.83
B-3	548,127.85
R-1	0.00
R-2	0.00


Totals	219,130,984.13







     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional Balance

A-1	36185NSU5	119.684526	4.511436021	713.1959703
A-2	36185NSV3	119.684526	4.164402481	713.1959703
A-3	36185NSW1	119.684526	1.706942306	713.1959703
A-4	36185NSX9	0		4.389280215	713.1959703
A-5	36185NSY7	119.684526	3.990885711	713.1959703
A-6	36185NSZ4	5.576696165	5.416666667	994.4233038
A-7	36185NTA8	0		5.416666667	1000
A-8	36185NTB6	0		0		1005.416667
A-9	36185NTC4	0		5.416666667	1000
PO			30.75861801	0		969.241382
IO			0		0.176087562	790.0884366
M-1	36185NTH3	0.88880	2143	5.393674144	994.8664244
M-2	36185NTJ9	0.888802143	5.393674144	994.8664244
M-3	36185NTK6	0.888802143	5.393674144	994.8664244
B-1	36185NTL4	0.888802143	5.393674144	994.8664244
B-2	36185NTM2	0.888802143	5.393674144	994.8664244
B-3	36185NTN0	0.888802505	5.39367634	994.8668295
R-I			0		0.249729209	0
R-II			0		0		0

Totals			85.43611658	4.659301709	795.945306


Group 1
Cut-Off Date Balance						275,309,098.12
Beginning Aggregate Pool Stated Principal Balance		242,570,402.64
Ending Aggregate Pool Stated Principal Balance			219,132,898.31
Beginning Aggregate Certificate Stated Principal Balance	242,570,402.64
Ending Aggregate Certificate Stated Principal Balance		219,130,984.13
Beginning Aggregate Loan Count					584
Loans Paid Off or Otherwise Removed Pursuant to PSA		52
Ending Aggregate Loan Count					532
Beginning Weighted Average Loan Rate (WAC)			7.01%
Ending Weighted Average Loan Rate (WAC)				7.01%
Beginning Net Weighted Average Loan Rate			6.76%
Ending Net Weighted Average Loan Rate				6.76%
Weighted Average Maturity (WAM) (Months)			350
Servicer Advances						0
Aggregate Pool Prepayment					23,220,968.32
Pool Prepayment Rate						70.1399 CPR



Prepayment Compensation
Total Gross Prepayment Interest Shortfall			16,104.07
Compensation for Gross PPIS from Servicing Fees			16,104.07
Other Gross PPIS Compensation					0
Total Net PPIS (Non-Supported PPIS)				0


Master Servicing Fees Paid					34,431.40
Insurance Premium(s) Paid					0
Total Fees							34,431.40



	Delinquency Information
Group 1

Delinquency			30-59 Days	60-89 Days	90+ Days
Scheduled Principal Balance	3,862,240.98	0		0
				Totals
				3,862,240.98

Delinquency				30-59 	60-89  90+ Days	Totals
Percentage of Total Pool Balance	1.76%	0.00%   0.00%	1.76%
Number of Loans				8	0	0	8
Percentage of Total Loans		1.50%	0.00%	0.00%	1.50%

Foreclosure
Scheduled Principal Balance		0	0	0	0
Percentage of Total Pool Balance	0.00%	0.00%	0.00%	0.00%
Number of Loans				0	0.00	0	0
Percentage of Total Loans		0.00%	0.00%	0.00%	0.00%

Bankruptcy
Scheduled Principal Balance		0	0	0	0
Percentage of Total Pool Balance	0.00%	0.00%	0.00%	0.00%
Number of Loans				0.00	0.00	0	0
Percentage of Total Loans		0.00%	0.00%	0.00%	0.00%

REO
Scheduled Principal Balance		0.00	0.00	0	0
Percentage of Total Pool Balance	0.00%	0.00%	0.00%	0.00%
Number of Loans				0.00	0.00	0	0
Percentage of Total Loans		0.00%	0.00%	0.00%	0.00%

Book Value of all REO Loans					0
Percentage of Total Pool Balance				0.00%
Current Realized Losses						0
Additional Gains	(Recoveries)/Losses			0
Total Realized Losses						0


Subordination/Credit	Enhancement Information

Protection				Original	Current
Bankruptcy Loss				0		0
Bankruptcy Percentage			0.00%		0.00%
Credit/Fraud Loss			0		5,506,181.96
Credit/Fraud Loss Percentage		0.00%		2.51%
Special Hazard Loss			0		0
Special Hazard Loss Percentage		0.00%		0.00%

Credit Support				Original	Current
Class A					267,462,141.85	211,324,310.85
Class A Percentage			97.15%		96.44%
Class M-1				3,716,700.00	3,697,620.04
Class M-1 Percentage			1.35%		1.69%
Class M-2				1,652,000.00	1,643,519.33
Class M-2 Percentage			0.60%		0.75%

Credit Support				Original	Current
Class M-3				963,600.00	958,653.29
Class M-3 Percentage			0.35%		0.00
Class B-1				550,700.00	547,872.94
Class B-1 Percentage			0.20%		0.25%
Class B-2				413,000.00	410,879.83
Class B-2 Percentage			0.15%		0.00
Class B-3				550,956.00	548,127.85
Class B-3 Percentage			0.20%		0.25%






        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J4


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA